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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2000


                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                      0-21845                 93-1223879
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

         1776 SW Madison, Portland, OR                      97205
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (503) 223-5600


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Item 5. Other Events

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Wilshire Financial Services Group Inc. (the "Company") on April 21, 2000. It revises the record date of the shareholders who will be entitled to attend and vote at the meeting. The meeting is for shareholders of record on May 15, 2000, not April 20, 2000, as previously reported.

     On April 20, 2000, the Company announced that its annual stockholders meeting will be held at 10:30 a.m. on Thursday, June 22, 2000, at the Company's offices, 1776 SW Madison, Suite 300, Portland, Oregon 97205.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

          99.  Press release dated May 2, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2000                 WILSHIRE FINANCIAL SERVICES GROUP INC.
                                  ---------------------------------------------
                                  Registrant

                                  /s/ Stephen P. Glennon
                                  ---------------------------------------------
                                  Stephen P. Glennon
                                  CHIEF EXECUTIVE OFFICER


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                         INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number           Description

     99                  Press Release dated May 2, 2000.